UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Technology Fund	December 31, 2021
PRGTX	Investor Class
PGTIX	I Class
T. ROWE PRICE Global Technology Fund

HIGHLIGHTS

■	The Global Technology Fund underperformed the MSCI All Country World Index Information Technology Net and its peer group, as proxied by the Lipper Global Science/Technology Funds Index.

■	Stock selection in software and internet accounted for the largest portion of the portfolio’s underperformance. Alternatively, stock selection in industrials significantly added to relative returns.

■	We trimmed U.S. and Chinese internet stocks with higher regulatory exposure to invest in companies with longer growth runways that offer better long-term potential, in our view.

■	We continue to leverage our deep, fundamental analysis to identify investments that benefit from disruption and secular trends that can drive long-term growth, such as the transition from server to cloud-based infrastructures, the movement from offline interactions to online ones, the increasing adoption of electronic payments, and the future of video gaming.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during 2021 as strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns, although gains slowed in the second half of the year, while fixed income returns faced headwinds from rising interest rates.

Large-cap U.S. growth stocks delivered the strongest returns, but solid results were common in many developed markets. However, emerging markets stock benchmarks struggled amid a significant equity market downturn in China.

The large-cap S&P 500 Index returned almost 29%, marking its third straight year of positive returns. Robust results were widespread across the benchmark—according to Bloomberg data, 2021 marked the first year that all of the S&P 500 sectors recorded double-digit gains. The energy sector, which was the worst performer in 2020, was the leader in 2021 amid a sharp increase in oil prices, and real estate stocks also rebounded from a down year as strong demand led to rising rents. Financial and information technology stocks also produced excellent returns and outperformed the broad market.

In the fixed income market, rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. (Bond prices and yields move in opposite directions.)

A robust increase in corporate earnings growth appeared to be a significant performance driver during the year. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009, and while third-quarter earnings slowed, they continued to beat expectations at an impressive pace. Despite the significant rally in the S&P 500 during 2021, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices. Although economic growth showed signs of slowing at times, data remained generally positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 3.9% by December, and job openings reached a record high.

However, optimism surrounding strong earnings and employment gains was tempered by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982, a factor that may have contributed to a decline in consumer sentiment late in the year.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities in November, and policymakers indicated that they could soon start raising short-term interest rates.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

Elevated valuations, higher inflation, and the continuing struggle to control the pandemic also pose potential challenges for financial markets in 2022. However, on the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Global Technology Fund returned 10.05% in the one year ended December 31, 2021, underperforming the MSCI All Country World Index Information Technology Net and the Lipper Global Science/Technology Funds Index. (Returns for the I Class shares reflect a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Several factors made 2021 a challenging year for the fund. The labor and supply chain challenges associated with the ongoing coronavirus, China’s regulatory reforms, and the prospect of rising interest rates negatively impacted global markets, the technology sector, and the portfolio. While these factors led to volatility and biases that hurt fund performance, we expect them to be temporary. These factors, paired with our stock choices, influenced the outcome of the fund in 2021.

When considering the fund’s relative performance, the fourth quarter was the most challenging, accounting for just over half of the strategy’s underperformance for the full year. During this period, demand increased for U.S. mega-cap technology companies, and their outsized proportion of returns in the index increased as well. By year-end, a very large percentage of the index consisted of Apple, Microsoft, and NVIDIA—stocks that the fund had little exposure to during the year. We remain steadfast in our conviction that the fundamentals of the stocks in the portfolio remain strong and that they offer better risk and reward over the long term.

Stock selection in software detracted from results the most as many of our choices suffered from downdrafts in investor sentiment, especially at the end of the year, even though most of our holdings showed strong fundamentals. We took advantage of weakness to buy shares of high-conviction stocks such as MongoDB, Okta, and HubSpot. Each of these stocks showed accelerating revenues for much of the year while beating last year’s difficult comparisons. More importantly, these companies have been disrupting entire industries and exemplify “SaaS 2.0,” an emerging generation of software-as-a-service (SaaS) companies that are associated with certain characteristics, such as developer-focused products and frictionless distribution models, that we believe will lead to higher operating margins, higher free cash flows, and more expansive total accessible markets. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our stock choices and significant overweight position in internet also led to underperformance. Bilibili, a Chinese social video platform, came under pressure following a number of government interventions aimed at controlling how large tech firms in China compete and operate. Although we trimmed shares seeking to lower risk while we monitor the situation, we expect the company will continue to deliver strong user and revenue growth over the medium to long term as it broadens its content and subscriber base along with advertising revenues. Also, shares of DoorDash fell sharply at the end of the year over concerns that rising interest rates would reduce the value of expected future cash flows and thus lead to a lower stock price. With expanding markets and services and strong customer retention rates, the company showed investors that it is more than a “stay at home” stock. We think the company is well positioned to be the leading last-mile delivery intermediary that is disrupting retail logistics and building a “sticky,” high-margin subscription service.

On a positive note, our investments in electric vehicle (EV) makers contributed to relative performance. After adeptly managing through supply chain challenges during the year, Tesla’s stock price surged. It was notable, however, that Tesla showed investors that the company is able to ramp up current production, despite supply chain disruptions, to capitalize on its growing demand. We appreciate that Tesla sells more EVs than any other company in the industry and is currently the most profitable.

Finally, stock selection helped us outperform in media and entertainment. Early in the period, we initiated a position in Roblox, a 3D gaming platform whose share price rose sharply on accelerating daily active users. Roblox enables game developers to create 3D gaming experiences in the metaverse, a single, persistent virtual environment shared by people globally. We are attracted to the powerful social network effects Roblox utilizes in drawing in new active users and creators, expanding its addressable market, and potentially generating future earnings.

How is the fund positioned?

The Global Technology Fund is positioned to capture value from disruptive companies with prospects of generating strong long-term growth. Fundamentals matter most for those with a long-term perspective because they allow a company to build shareholder value by compounding revenues, and eventually earnings, in order to grow into its stock price. With this lens, throughout 2021, we increased our high-conviction holdings with long growth runways and trimmed or exited companies facing increased regulatory and data privacy issues. We believe that stocks with better relative fundamental growth profiles such as these should outperform peers over the long term.

In software, for example, we increased our position in HubSpot, a stock that, in our view, justifies its top-tier valuation. It benefits from the movement from offline to online interactions, a strong management team, and the prospects for increased revenue growth as it moves upmarket by way of extending its product offerings. The company’s stock price grew significantly throughout the period on its acceleration of revenue, earnings, subscriptions, and customer additions that aided its easy-to-use solutions and viral marketing.

We also sold stocks that we believed added more risk than reward to the portfolio. For instance, we exited Meta Platforms (formerly, Facebook) seeking to manage risk as the tech giant shifts its core focus from digital advertising to developing the metaverse. For us, the shift raises meaningful questions about profitability and the company’s future valuation. Additionally, we believe that increased regulation will eventually impact Meta Platforms’ fundamentals. Our focus on risk is an important one as we strive to be on the right side of change.

In semiconductors, we gradually sold most of our holdings to reduce exposure to cyclical risk as inventories eventually correct. We maintained exposure in linchpin technology companies like Taiwan Semiconductor Manufacturing and ASML Holding, companies that can offer durable revenues through the market cycle due to their market positions and leading-edge technologies. We also added NVIDIA to the portfolio, another potential secular grower and a leading U.S.-based chipmaker specializing in graphic processing units.

Finally, we reduced our holdings in traditional payment stocks in favor of smaller fintech companies that we believe will eventually take market share in a highly competitive and constantly evolving market. For example, we added to our position in Adyen, a European digital payments company that boasts an experienced management team, an appealing fee structure, and a dominant technology that has resulted in fewer rejections and increased conversion rates for its merchants. We are attracted to the vast growth potential that these payment firms represent.

What is portfolio management’s outlook?

Our outlook on the technology sector and our investment approach remain unchanged despite current macroeconomic headwinds that have accelerated in recent weeks and are not uncommon in a sector known for volatility. In these uncertain times, we continue to rely on our disciplined investment process and insights from our global research platform. Many of the long-term secular themes that have driven stocks in the portfolio have not changed. Adding to our conviction is the knowledge that technology is generally deflationary, and it can be a part of the inflation solution. Finally, we also see strong trends indicating that technology is gaining share in most sectors of the global economy as an increasing number of organizations focus on digitizing workflows. Overall, we have confidence that our investments can benefit from these secular trends and deliver long-term results for our investors.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Since this fund is focused on technology companies, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. In addition, technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing technology sector. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/21
Atlassian	7.0%
HubSpot	6.3
Shopify	5.9
Okta	4.9
Roblox	4.7
Tesla	4.6
Taiwan Semiconductor Manufacturing	3.9
NVIDIA	3.9
Amazon.com	3.9
Sea	3.8
ServiceNow	3.5
MongoDB	3.3
Zoom Video Communications	3.2
ASML Holding	3.0
Twilio	2.8
Rivian Automotive	2.2
DoorDash	2.2
Etsy	1.6
Bill.Com Holdings	1.6
Intuit	1.6
Netflix	1.6
Five9	1.5
Monday.com	1.4
Synopsys	1.4
Tencent Holdings	1.4
Total	**81.2%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 27.32	$ 16.35	$ 12.20	$ 16.83	$ 13.22
Investment activities					
Net investment income (loss)[1][2]	(0.22)	(0.13)	(0.06)	–[3]	(0.06)
Net realized and unrealized gain/ loss	2.67	12.48	4.22	(1.62)	6.33
Total from investment activities	2.45	12.35	4.16	(1.62)	6.27
Distributions					
Net realized gain	(6.46)	(1.38)	(0.01)	(3.01)	(2.66)
NET ASSET VALUE					
End of period	**$ 23.31**	**$ 27.32**	**$ 16.35**	**$ 12.20**	**$ 16.83**

Ratios/Supplemental Data

Total return[2][4]	**10.05%**	**75.63%**	**34.12%**	**(9.49)%**	**47.04%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.86%	0.86%	0.88%	0.91%	0.89%
Net expenses after waivers/ payments by Price Associates	0.86%	0.86%	0.88%	0.91%	0.89%
Net investment income (loss)	(0.73)%	(0.61)%	(0.37)%	0.01%	(0.37)%
Portfolio turnover rate	81.0%	82.8%	86.0%	288.7%	204.3%
Net assets, end of period (in millions)	$7,458	$7,225	$4,340	$3,759	$5,910

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Amounts round to less than $0.01 per share.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 27.39	$ 16.37	$ 12.20	$ 16.84	$ 13.23
Investment activities					
Net investment income (loss)[1][2]	(0.19)	(0.10)	(0.04)	0.03	(0.04)
Net realized and unrealized gain/loss	2.67	12.50	4.22	(1.63)	6.33
Total from investment activities	2.48	12.40	4.18	(1.60)	6.29
Distributions					
Net investment income	–	–	–	(0.03)	–
Net realized gain	(6.52)	(1.38)	(0.01)	(3.01)	(2.68)
Total distributions	(6.52)	(1.38)	(0.01)	(3.04)	(2.68)
NET ASSET VALUE					
End of period	**$ 23.35**	**$ 27.39**	**$ 16.37**	**$ 12.20**	**$ 16.84**

Ratios/Supplemental Data

Total return[2][3]	**10.14%**	**75.85%**	**34.28%**	**(9.37)%**	**47.15%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	0.75%	0.75%	0.75%	0.77%	0.76%
Net expenses after waivers/payments by Price Associates	0.75%	0.75%	0.75%	0.77%	0.76%
Net investment income (loss)	(0.62)%	(0.49)%	(0.25)%	0.17%	(0.25)%
Portfolio turnover rate	81.0%	82.8%	86.0%	288.7%	204.3%
Net assets, end of period (in millions)	$1,363	$987	$480	$381	$270

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

December 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 95.4%		
BUSINESS SERVICES 0.0%		
Information Services 0.0%		
CoStar Group (1)	2,399	190
Total Business Services		190
FINANCIAL SERVICES 1.9%		
Payments 1.9%		
Adyen (EUR) (1)	34,513	90,597
Block, Class A (1)	259,632	41,933
One97 Communications, Acquisition Date: 12/3/19, Cost $6,129 (INR) (1)(2)	240,730	4,104
Payoneer Global (1)	2,702,898	19,866
Stripe, Class B, Acquisition Date: 5/18/21, Cost $5,832 (1)(2)(3)	145,338	9,396
Total Financial Services		165,896
HARDWARE 0.0%		
Consumer Electronics 0.0%		
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $9,250 (1)(2)(3)	2,456,552	2,506
Total Hardware		2,506
INDUSTRIALS 6.8%		
Automobile Manufacturers 6.8%		
Rivian Automotive, Acquisition Date: 7/10/20 - 1/19/21, Cost $32,373 (1)(2)	1,334,951	131,500
Rivian Automotive, Class A (1)	601,784	62,399
Tesla (1)	387,200	409,185
		603,084
Transportation Technology Services 0.0%		
Didi Global, Acquisition Date: 10/19/15, Cost $2,272 (1)(2)	82,853	1,568
		1,568
Total Industrials		604,652
INTERNET 17.0%		
China Internet Media/Advertising 1.6%		
Bilibili, ADR (1)	341,807	15,860
Tencent Holdings (HKD)	2,112,600	123,272
		139,132
Rest of World Internet Media/Advertising 3.8%		
Sea, ADR (1)	1,504,610	336,596
		336,596

Rest of World Internet Retail 0.8%		
Farfetch, Class A (1)	711,601	23,789
MercadoLibre (1)	33,247	44,830
		68,619
Rest Of World Internet Services 0.4%		
Grab Holdings Limited, Acquisition Date: 4/13/21, Cost $56,735 (1)(2)	5,673,514	38,430
		38,430
U.S. Internet Media/Advertising 0.3%		
Nextdoor Holdings (1)	3,359,809	26,509
		26,509
U.S. Internet Retail 6.4%		
Amazon.com (1)	102,053	340,279
Carvana (1)	309,686	71,782
Etsy (1)	663,119	145,183
Rent the Runway, Acquisition Date: 3/21/19 - 4/30/20, Cost $7,332 (1)(2)	364,040	2,819
Rent the Runway, Class A (1)	440,850	3,593
		563,656
U.S. Internet Services 3.7%		
Canva, Acquisition Date: 11/24/20 - 12/22/21, Cost $85,406 (1)(2)(3)	58,704	100,041
DoorDash, Class A (1)	1,289,215	191,964
Maplebear DBA Instacart, Acquisition Date: 8/7/20, Cost $3,550 (1)(2)(3)	76,623	9,099
Maplebear DBA Instacart, Acquisition Date: 8/7/20, Cost $186 (1)(2)(3)	4,003	476
Upwork (1)	797,717	27,250
		328,830
Total Internet		1,501,772
MEDIA & ENTERTAINMENT 7.0%		
Direct-to-Consumer Subscription Services 1.7%		
Netflix (1)	228,594	137,714
Patreon, Acquisition Date: 8/19/21 - 10/14/21, Cost $8,991 (1)(2)(3)	160,478	8,987
		146,701
Video Gaming 5.3%		
Epic Games, Acquisition Date: 6/18/20 - 3/29/21, Cost $37,575 (1)(2)(3)	58,355	56,115

ROBLOX, Class A (1)	3,990,834	411,694
		467,809
Total Media & Entertainment		614,510
REAL ESTATE 0.8%		
Real Estate 0.8%		
Opendoor Technologies (1)	4,793,946	70,040
Total Real Estate		70,040
SEMICONDUCTORS 10.9%		
Foundry 4.0%		
Taiwan Semiconductor Manufacturing (TWD)	15,711,000	347,543
		347,543
Processors 3.9%		
NVIDIA	1,179,400	346,873
		346,873
Semiconductor Capital Equipment 3.0%		
ASML Holding (EUR)	334,401	267,862
		267,862
Total Semiconductors		962,278
SOFTWARE 51.0%		
Back-Office Applications Software 5.8%		
Bill.com Holdings (1)	574,717	143,191
Coupa Software (1)	527,974	83,446
Gusto, Acquisition Date: 10/4/21, Cost $4,568 (1)(2)(3)	158,669	4,562
Intuit	215,471	138,595
Legalzoom.com (1)	965,356	15,513
Paylocity Holding (1)	519,900	122,780
Plex Systems, EC, Acquisition Date: 9/7/21, Cost $87 (1)(2)(3)	86,778	78
Plex Systems, EC, Acquisition Date: 9/7/21, Cost $12 (1)(2)(3)	12,397	12
		508,177
Collaboration and Productivity Software 16.4%		
Atlassian, Class A (1)	1,630,401	621,656
Monday.com (1)	409,954	126,561
ServiceNow (1)	478,361	310,509
UiPath, Class A (1)	2,407,386	103,830
Zoom Video Communications, Class A (1)	1,542,851	283,746
		1,446,302
Design Software 2.2%		
Glodon, Class A (CNH)	6,758,294	67,846
Synopsys (1)	336,334	123,939
		191,785

Front-Office Applications Software 7.9%		
Braze, Class A (1)	158,805	12,253
Five9 (1)	970,774	133,307
HubSpot (1)	838,811	552,902
		698,462
Industry-Specific Software 6.1%		
Procore Technologies (1)	134,333	10,743
ServiceTitan, Acquisition Date: 5/4/21, Cost $3,490 (1)(2)(3)	34,902	4,152
Shopify, Class A (1)	378,373	521,167
Themis Solutions, Acquisition Date: 4/14/21, Cost $3,204 (1)(2)(3)	142,720	3,441
Toast, Class A (1)	59,380	2,061
		541,564
Infrastructure and Developer Tool Software 7.1%		
Confluent, Class A (1)	599,982	45,743
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $7,954 (1)(2)(3)	165,620	36,511
MongoDB (1)	550,227	291,263
Twilio, Class A (1)	954,678	251,405
		624,922
Infrastructure And Developer Tool Software 0.5%		
Gitlab, Class A (1)	180,957	15,743
HashiCorp, Class A (1)	80,804	7,357
HashiCorp, Class B, Acquisition Date: 3/13/20 - 6/25/20, Cost $6,053 (1)(2)	219,616	18,994
		42,094
Security Software 5.0%		
Clear Secure, Class A (1)	134,562	4,221
Okta (1)	1,934,988	433,766
		437,987
Total Software		4,491,293
Total Common Stocks (Cost $6,023,145)		**8,413,137**
CONVERTIBLE PREFERRED STOCKS 3.1%		
FINANCIAL SERVICES 0.2%		
Other Financial Services 0.2%		
Coalition, Series E, Acquisition Date: 9/7/21, Cost $14,576 (1)(2)(3)	882,194	14,576
Total Financial Services		14,576

HEALTHCARE 0.1%		
Healthcare Services 0.1%		
Capsule, Series D, Acquisition Date: 4/7/21, Cost $6,068 (1)(2)(3)	418,702	6,068
Total Healthcare		6,068
INDUSTRIALS 0.1%		
Transportation Technology Services 0.1%		
Nuro, Series D, Acquisition Date: 10/29/21, Cost $4,552 (1)(2)(3)	218,364	4,552
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $7,375 (1)(2)(3)	85,888	7,878
Total Industrials		12,430
INTERNET 0.6%		
China Internet Media/Advertising 0.2%		
ByteDance, Series E, Acquisition Date: 7/8/19, Cost $9,606 (1)(2)(3)	194,898	23,805
		23,805
U.S. Internet Services 0.4%		
Canva, Series A, Acquisition Date: 11/4/21 - 12/17/21, Cost $5,323 (1)(2)(3)	3,123	5,322
Canva, Series A-3, Acquisition Date: 11/4/21 - 12/17/21, Cost $1,316 (1)(2)(3)	772	1,316
Canva, Series A-4, Acquisition Date: 11/4/21 - 12/17/21, Cost $153 (1)(2)(3)	90	153
Canva, Series A-5, Acquisition Date: 11/4/21, Cost $3 (1)(2)(3)	2	3
FLEXE, Series C, Acquisition Date: 11/18/20, Cost $5,197 (1)(2)(3)	427,147	5,651
Maplebear DBA Instacart, Series G, Acquisition Date: 7/2/20, Cost $7,573 (1)(2)(3)	157,469	18,700
Maplebear DBA Instacart, Series I, Acquisition Date: 2/26/21, Cost $3,391 (1)(2)(3)	27,125	3,221
		34,366
Total Internet		58,171
MEDIA & ENTERTAINMENT 0.3%		
Direct-to-Consumer Subscription Services 0.3%		
Patreon, Series D, Acquisition Date: 7/14/21 - 10/21/21, Cost $23,806 (1)(2)(3)	425,114	23,806
Total Media & Entertainment		23,806
SOFTWARE 1.8%		
Back-Office Applications Software 0.1%		
Gusto, Series E, Acquisition Date: 7/13/21, Cost $6,226 (1)(2)(3)	204,816	6,226
		6,226
Collaboration and Productivity Software 0.0%		
Evernote, Series 4, Acquisition Date: 5/2/12, Cost $1,338 (1)(2)(3)	111,219	434

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 12/31/21	12/31/20
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (65,562)	$ (35,209)
Net realized gain	1,868,855	1,034,046
Change in net unrealized gain / loss	(1,051,074)	2,491,144
Increase in net assets from operations	752,219	3,489,981
Distributions to shareholders		
Net earnings		
Investor Class	(1,642,793)	(347,637)
I Class	(300,477)	(46,927)
Decrease in net assets from distributions	(1,943,270)	(394,564)
Capital share transactions*		
Shares sold		
Investor Class	1,813,410	1,446,479
I Class	610,105	303,856
Distributions reinvested		
Investor Class	1,540,481	325,595
I Class	288,350	45,207
Shares redeemed		
Investor Class	(2,140,791)	(1,615,313)
I Class	(311,712)	(209,243)
Increase in net assets from capital share transactions	1,799,843	296,581
Net Assets		
Increase during period	608,792	3,391,998
Beginning of period	8,212,647	4,820,649
End of period	**$ 8,821,439**	**$ 8,212,647**
*Share information		
Shares sold		
Investor Class	60,410	67,492
I Class	20,256	15,131
Distributions reinvested		
Investor Class	69,111	12,054
I Class	12,913	1,670
Shares redeemed		
Investor Class	(74,004)	(80,486)
I Class	(10,830)	(10,089)
Increase in shares outstanding	77,856	5,772

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has two classes of shares: the Global Technology Fund (Investor Class) and the Global Technology Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2021, totaled $144,755,000 for the year ended December 31, 2021.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,299,878,000 and $7,549,469,000, respectively, for the year ended December 31, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the offset of the current net operating loss against realized gains. For the year ended December 31, 2021, the following reclassification was recorded:

Distributions during the years ended December 31, 2021 and December 31, 2020, were characterized for tax purposes as follows:

At December 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2021, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $2,197,000 for T. Rowe Price Services, Inc.; and $311,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of December 31, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 558,833 shares of the I Class, representing 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $537,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2021, the fund earned $2,000 in interest income related to loans made to other funds on two days in the average amount of $19,400,000 and at an average annual rate of 1.67%. At December 31, 2021, there were no loans outstanding.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Global Technology Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Technology Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$459,003,000 from short-term capital gains

■	$1,672,565,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $8,160,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $2,170,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2012 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber(d) (1946) 2001 [0]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Kellye Walker(e) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.
(d)Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.
(e)Effective November 8, 2021, Ms. Walker was elected as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Global Technology Fund	Principal Occupation(s)

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher W. Carlson (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory Dunham, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Sam Johnson (1992) Vice President	Vice President, T. Rowe Price

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Lu Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ross MacMillan (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, RBC Capital Markets (to 2019)

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Dominic Rizzo (1993) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

James Stillwagon (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Partner, Cat Rock Capital (to 2016)

Alan Tu (1985) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Anthony B. Wang (1989) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, student, Harvard Business School (to 2017)

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Ari Weisband (1992) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,732,000 and $3,781,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 15, 2022